EXHIBIT 10(b)


                                  CONSENT OF
                        FREEDMAN, LEVY, KROLL & SIMONDS


FREEDMAN, LEVY, KROLL & SIMONDS


      We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in this Registration Statement on Form N-4 of Allstate Life Insurance Company Separate Account A.


                      /s/ FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
February 28, 2000